EXHIBIT 23.1
                                                             ------------


   CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1999 relating to the financial statements, which appears in the American Country Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the incorporation by reference of our report dated January 29, 1999 relating to the financial statement schedules, which appears in such Annual Report on Form 10-K.


                                      /s/ PricewaterhouseCoopers LLP
                                      ----------------------------------
                                      PricewaterhouseCoopers LLP
   January 14, 2000
































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